UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): October 15, 2003


                          FLORIDA COMMUNITY BANKS, INC.
             (Exact name of registrant as specified in its charter)


          Florida                      000-1170902               35-2164765
(State or other jurisdiction      Commission File Number      (I.R.S. Employer
      of incorporation)                                      Identification No.)



                1400 North 15th Street, Immokalee, Florida 34142
                    (address of principal executive offices)

                  Registrant's telephone number: (239) 657-3171



                                 Not Applicable

          (Former name or former address, if changed since last report)

ITEM 12.  Results of Operation and Financial Condition

     On October 15, 2003 the Board of Directors of Florida Community Banks, Inc., released to its shareholders the unaudited earnings for the quarter ended September 30, 2003. A copy of this press release is attached to this Form 8-K as
Exhibit 99.1.


ITEM 7C. Exhibits


Exhibit No.                Description

     99.1                  Press Release


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2003
     ------------------
                                                   Florida Community Banks, Inc.
                                                   (Registrant)


                                           By: /s/ Thomas V. Ogletree
                                              ----------------------------------
                                              Thomas V. Ogletree
                                              Chief Financial Officer